NAVISTAR

For more than 175 years
we've been helping people from every corner of the world
move the goods that move the welfare of entire nations.

NAVISTAR

NYSE: NAV 1 1st Quarter 2011 Earnings Presentation March 9 th , 2011 Exhibit 99.2

NYSE: NAV
2 2
Safe Harbor Statement
Information provided and statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities
Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this presentation and the Company assumes no obligation to update the information included in this presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see Item
1A, Risk Factors,
included within our Form 10-K for the year ended October 31, 2010, which was filed on
December 21, 2010.  Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above.
Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-
looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

NYSE: NAV
3 3
Other Cautionary Notes
• The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the Company.
• Certain Non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance without regard to selected historical legacy costs (i.e. pension and other postretirement costs).
It also excludes financial services and other expenses that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. A reconciliation to the most appropriate GAAP number is included in the appendix of this presentation.

NYSE: NAV 4 4 Agenda • Q1 financials • Strategic update • Driving shareowner value MaxxForce MaxxForce ® ® 15 15 CT630 CT610 Armored Light Truck Armored Light Truck MRAP Wrecker MNAL 40/31

NAVISTAR
GREAT PRODUCTS
COMPETITIVE COSTS
PROFITABLE GROWTH

$20.00
$15.00
$10.00
$5.00
$-
$(5.00)
$(10.00)
150
200
250
300
350
400
450
500
$1.3B Segment Profit Goal @350k units

5
Strategy - Leveraging What We Have and
What Others Have Built
Note:   This slide contains non-GAAP information, please see the REG G in
appendix for a detailed reconciliation.   2011 FY Guidance does not include
Engineering Integration Impact or potential Valuation Allowance release
Key Takeaways for Q1 and Full Year
Operating days
One time items
UAW Settlement
Engineering Integration
Product Development
Loss of Ford volumes
Expect to perform at high end of
guidance
Q1
2011 Guidance
Truck Industry Units
51,700
240K To 260K
Revenue
($Billions)
$2.7
$13.6 To $14.3
Adj. Mfg. Segment
Profit
($Millions)
$98
$962 To $1,070
Adj. Diluted EPS
Attributable to NIC
$0.16
$5.00 To $6.00
NYSE: NAV
5

NYSE: NAV
6
$240
$248
$126
$85
$0
$50
$100
$150
$200
$250
$300
$350
$400
Q1 2010 Q1 2011
Truck Parts
$2,251
$2,410
$366
$333
$192
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
Q1 2010 Q1 2011
Base Military NA Ford
15,300
13,600
4,800
5,900
0
5,000
10,000
15,000
20,000
25,000
Q1 2010 Q1 2011
Traditional Expansionary
18,400
21,300
30,700
27,700
24,700
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
Q1 2010 Q1 2011
All Other OEM Sales South America US and Canada Ford
Q1 2011 Information
Consolidated Revenues
($ in millions)
Quarterly Truck  Chargeouts Quarterly Engine Shipments
20,100
49,000
Military Revenues
($ in millions)
19,500
73,800
$2,809
$2,743
$366
$333
Key Drivers Q/Q:
•
OEM  business
•
Business
Key drivers Q/Q:
•
chargeouts
decreased 11%
•
business grew by
23% driven by
global growth and
niche recovery
Key drivers Q/Q:
•
traditional volume
offset by
collection of
emissions pricing
•
and global
business
• Loss of Ford
business offset
by increased
engine OEM
business in N.A.
Traditional
Expansionary
Increase in N.A.
Loss of Ford
Reduced
Increased niche

NYSE: NAV
7
Quarterly Adjusted Diluted Earnings
per share *
Excludes:
2011 Engineering Integration Costs
2010 Ford Settlement and Related Charges/Benefit
Q1 2011 Information
$0.03
$0.16
$0.00
$0.05
$0.10
$0.15
$0.20
Q1 2010 Q1 2011
Volume 1
st
Quarter
Quarterly
Average for
Next 3
quarters
Fiscal Year
2011
Traditional NA
Industry
52K ~70K 260K
Class 8
Market Share
19% ~27% 25%
OEM Diesels 28K ~44K >160K
Military Revenues $333M ~$550M ~$2B
UAW impacts** ($7M) NA ($7M)
Manufacturing
Flexibility
Efficiency
$20M ~$20M ~$80M
Product
Development
$129M ~$110M Slightly up
Joint Venture
Profit / (Loss)
($15) Profitable Breakeven
Global units
(incl. NC² & MNAL)
4K ~ 9K ~30K
*
*
* Represents non GAAP measurements, see SEC Reg G non-GAAP reconciliation for detailed reconciliation.
**UAW restructuring of $4M and Ramp up inefficiencies of $3M.

NYSE: NAV
8 8
Great Products
Q1 2011 Product Launches
Global
MNAL 40 & 31 ton tractor
CAT SS (NAFTA)
CAT Australia
MaxxForce MaxxForce
® ®
13 13
MaxxForce MaxxForce
® ®
15 15
CT610
Armored Light Truck
MNAL 40
MRAP Wrecker
CT610
Mahindra-Navistar
North America
Submitted 0.2g NOx In-
cylinder D-certification for
MaxxForce
®
13
TerraStar™ 4X4
MaxxForce
®
15 Launch
Military
MRAP Wrecker
Armored Light Truck

Medium
Truck
Great Products –
Market Share
Severe Service
Truck
Heavy
Truck
FY08 55%
FY09 61%
FY10 59%
Q1’11 51%
FY GOAL 60%
FY08 36%
FY09 35%
FY10 38%
Q1‘11 36%
FY GOAL 38%
FY08 27%
FY09 34%
FY10 33%
Q1‘11 29%
FY08 19%
FY09 25%
FY10 24%
Q1‘11 17%
Class 8
School
Bus
(U.S. & Canada)
School Bus & Combined Class 6-8 Market Share –
FY08:          ; FY09:           ; FY10: Q1’11;
Note:   Market share based on brand and Severe Service truck market share excludes military
19%
Market Share
Q1 ‘11
FY GOAL 25%
NYSE: NAV
9

NYSE: NAV
10 10
Great Products
Combined Class 8 Market Share
FY08 22%
FY09 28%
FY10 26%
Q1‘11 19%
FY Goal 25%
Key Takeaways
• Customers gaining experience
• 13L going better than expected
• 15L will impact 2
nd
half of year
• Orders coming in as planned
• Big Bore engine production expected to
increase in second half of year
Class 8 Market Share
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

500,000
400,000
300,000
200,000
100,000
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2011

NYSE: NAV
11 11
Market Recovering
*Traditional is defined as U.S. and Canada Class 6-8, Truck
and School Bus
Traditional Industry
Normal Range
2011 Guidance
240k to 260k*
25% - 35%
Traditional Industry Orders
Nov 2010 32,000
Dec  2010 29,200
Jan  2011 30,300
Feb  2011 25,900
Total
(1 four months)
117,400
Annualized
“Orders”
352,200
Production
rates
significantly
increasing
up to 40%
over the
course of the
year
st

NYSE: NAV
12 12
Great Products - School Bus
Government Spending
12
US & Canada
Industry ~15K
Mexico, Colombia
Other Latin America
Industry 20k+
Brazil & Mercosur
Industry 35k+
18,000 18,000
8,000
0
5,000
10,000
15,000
20,000
25,000
30,000
Today Tomorrow
Type C/D Type A
School Bus Industry
Commercial Industry Growth Opportunity
28,200
24,500 24,400
22,600
20,900
18,000
5,200
4,100
0
5,000
10,000
15,000
20,000
25,000
30,000
FY 2006 FY 2007 FY 2008 FY 2009 FY 2010 FY 2011
Est
Q1  2010 Q1 2011
Bus Retail Sales Industry

2011 Goal
Capability Insertion
Services
Direct Foreign Vehicles
Parts
U.S. and FMS Vehicles

Opportunities

- HMMWV Recap
- JLTV
- Light Vehicle
- Foreign Opportunities
- Strategic Partnerships

NAVISTAR

13
Navistar Defense
Sustainable Revenue
2008 2009 2010 2011
> $2B > $2B > $2B Clear sight on $2.0B
• U.S. and FMS $1.3B Continue at lower rate (-)
• Foreign Direct $0.3B U.K./Canada/26 countries (+/-)
• Parts & Services $0.5B Continue w/more vehicles (+/-)
• Capability Insertion $0.1B Increasing (+)
• Total $2.2B
2011 2012 2013 2014+
~$2.0 Billion Revenue
NYSE: NAV
13

Defense Spending in 2009 ($in Billions USD)

$800.0
$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$-
United States
China
United Kingdom
France
Japan
Saudi Arabia
Germany
India
Italy
Russia
Korea, South
Brazil
Canada
Australia
Spain
Turkey
Colombia
Israel
Netherlands
Poland

NAVISTAR

NYSE: NAV
14 14
Navistar Defense Outlook
Domestic US Markets
Accessible International Markets
Excluded International Markets
Sustainment of 30,000+
Vehicle Fleet
•
Slowing U.S. Defense Budgets, but ND Participates in 26 Countries
•
Tighter budgets provide advantages to commercially-based contractors

NYSE: NAV 15 15 Arriving in Theater 250 MaxxPro Recovery Vehicles

Mahindra NAVISTAR

ProStar

TranStar

[NC]2

WorkStar

DuraStar

NAVISTAR

NYSE: NAV 16 16 Latin America Latin America India India 40T/49T 25T Tipper 31T 2011 Global Truck Australia Australia CT610 Brazil Brazil 9800 South Africa South Africa

NYSE: NAV 17 17 Leveraging Assets: Differentiated Distribution Currently 410 Branded Sales or Service Points

OK IS NO LONGER OK
Mahindra
NAVISTAR

SCHULER

NAVISTAR

NYSE: NAV 18 18 Mahindra-Navistar: Reset the Standard HyderabAd BangalorE

NYSE: NAV
19 19
• Moving from focused facilities to
flexible manufacturing to minimize
logistics cost
• School bus:  All assembly in Tulsa
• Huntsville: Ability to produce
V8/I6/DT engines on same line
• Labor agreement
Competitive Cost Structure
Completed Actions
Next Steps to increase Shareholder Value
• Leveraging assets
• Integrated Product Development
Center
Product  Development
FY 2010 FY 2011
$464M Slightly up
Q1 $109M Q1 $129M
EAP
GAP
CAP
SAP
TBP
HEP
CBP
MPP

NYSE: NAV
20 20
20
*Note: Costs related to steel, precious metals, resins, and petroleum products
Competitive Cost Structure
Controlling our Destiny
2011 Actions
– Navistar has mitigated a
significant portion of 2011 market
risk
• Systematic hedging
• Supplier negotiations
• Commodity surcharges
– Within a range, commodities
volatility has been factored into
2011 guidance
– Hedging efforts continued for
FY2012
– Pricing Actions
Commodities
Market Profile
2009
Average
2010
High
March 11
Spot
Sheet steel
($/short ton)
$482 $699 $861
Scrap steel
($/long ton)
$260 $473 $480
Crude oil
($/bbl)
$62 $91 $95
Platinum
($/troy oz.)
$1203 $1754 $1829
Natural Rubber
($/lb)
$0.82 $2.25 $2.34
Copper
($/lb)
$2.41 $4.23 $4.55

NYSE: NAV 21 21 Controlling our Destiny ”You’re on allocation“... is not in our vocabulary.

1.2
Credits Awarded
NOx Reduction
0.5
Not To Exceed Limit
80%
Credits Used
0.2
2007
2010

pure POWER

Cartridge

NAVISTAR

NYSE: NAV
22 22
Two Customer Friendly Solutions are
Better Than One
• Customer Friendly Solution
• Easily Replaceable (cartridge)
• Flexible System
• Weight
• Service interval
• EGNR offers technical advantages compared to Urea
SCR
• Unlimited storage life (no decomposition)
• No solid deposits
• No freezing issues
EGNR
EGR “In-Cylinder” – 0.2 Nox Status update
Submitted 0.2 Nox
certification February 2011
EPA rewards providers
for cleaning up the
environment sooner
Advanced EGR provides the platform for
continued emissions improvement
The best technology will continue to
improve…

NYSE: NAV 23 23 Differentiation and Leadership Continue to invest in break through technologies ECO Motors - OPOC

NAVISTAR®

GREAT PRODUCTS
COMPETITIVE COSTS
PROFITABLE GROWTH

NAVISTAR

Driving Shareowner Value • Liquidity Update • 2011 Guidance Update • Driving shareowner value-ROIC NYSE: NAV 24

NYSE: NAV
25 25
Q1 Manufacturing Cash Update
Note:  This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation.
($ millions)
October 31, 2010 ending manufacturing cash and marketable securities
1
$1,100
Adjusted manufacturing EBITDA $72
Change in net working capital ($298)
Capital expenditures ($95)
Other cash flows ($17)
January 31, 2011 ending manufacturing cash and marketable securities
1
$762
Forecasted October 31, 2011 ending manufacturing cash and marketable securities $1.2B to $1.4B
1
Includes cash from the consolidation of minority interests.
2
Net Working Capital represents A/R, Inventory, Other Current Assets, A/P & Other Current Liabilities.
2

Dealer Floor Plan

NAVISTAR CAPITAL

a GE Capital program

NAVISTAR

NYSE: NAV
26 26
Navistar Financial Corporation (NFC) – U.S.
Leveraging Assets & Controlling Our Destiny
• Liquidity is strong: $730M total availability as of 1/31/11
– Dealer floor plan structures refinanced with > $477M of liquidity
• Retail portfolio originations and balances will continue to decline as
Navistar Capital (new GE Capital program) handles new acquisitions
– Q1 2011 profitability of $32M and service leverage has improved (6:1)
Retail Notes Bank Facility
• $810M facility
– Funding for retail notes,
wholesale notes, retail
accounts, and dealer open
accounts
– Matures December 2012
On balance sheet
• Situation as of Jan 31, 2011
– ~$1.1B funding facility
(NFSC)
– $477M available
• NFSC wholesale trust
– Bank conduit portion renewed
August 2010
– Public portions mature
January 2012 and October
2012
On balance sheet
• Broader product offering
• Enhanced ability to support
large fleets
• Better access to less
expensive capital
Note:  $32 million of profitability is for total financial services

NYSE: NAV
27 27
Truck
• North America Industry + Stronger in 2nd Half
• Class 8 Market Share – / + Building Experience in 1st Half / Gains in 2nd Half
• Class 4/5 and 6/7 Share + Improves Throughout 2011
• Core Business Performance       + + Trends with Volume / Manage Commodities
• Global Growth + Volume Growth as Distribution Expands
• Military Revenue – / + Trends Toward ~$2B
Engine + OEM Volume Growth – Increases in 2  Half
Parts + Continued Growth
Other Items
• Facility Integration – Engineering Integration/Transition
• Labor Costs – UAW/Chatham
FY 2011 Profitability Drivers
27
TIMING
(Throughout 2011)
IMPACT
(compared to 2010)
nd

NYSE: NAV
28
Business Drivers Q1 Impacts Full Year Impact
Truck
Traditional Industry Volumes low Order intake strong – projects strong Q2-Q4
Class 8 Market Share 19% share Ramps up through 2011 toward 25% goal
Military Revenue Timing/mix On path to meet target (~$2B)
Cost Structure Low volume/UAW Realize benefit as volume strengthens
Global Business Investing Volume grows throughout the year
Engine
OEM Engine Business Low volume Growth through 2011
Parts
Parts Business On path On path
2011 Guidance Update
0
10,000
20,000
30,000
40,000
Q1 2011 Q2 2011 Q3 2011 Q4 2011
Worldwide Chargeouts
Traditional Expansionary

NYSE: NAV
29 29
Driving Shareholder Value
CONFIDENTIAL and Proprietary to Navistar
29
$(5.00)
$-
$5.00
$10.00
$15.00
$20.00
$25.00
150 200 250 300 350 400 450 500
Traditional Industry Volume (Thousands of Units)
.
2009
Actual *
Notes:
* 2008 and 2009 exclude certain charges, see Reg.
G in Appendix for GAAP reconcilation.
** Please see 2011 Guidance Slide in Appendix for
additional assumptions
2010
Actual
2008
Actual *
Original $1.6B  Segment
Profit Goal @ 415kunits
$1.8B  Segment Profit
Goal @ 350k units
2011 Guidance
$5 - $6 Per Share
Not Included:
- Engineering Integration Costs
- Valuation Allowance
- Mfg Footprint Rationalization
Orignal wedge assumed a share count of 72.5M shares
and a Tax Rate of 25% .
Wedge assumes attainment of mature global growth by
the end of calendar year 2013.

NYSE: NAV 30 Appendix

NYSE: NAV
31 31
2011 Guidance
*This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation.
**   FY2010 includes $10M ($0.14) of cost for UAW agreement
*** 2011 Guidance does not include Engineering Integration Impact or potential Valuation Allowance release
2010 Actual            Guidance ***
Truck Industry Units
191,300 240,000 to 260,000
Revenue ($ Billions)
$12.1 $13.6 to $14.3
($ Millions (excluding EPS))
Adj. Mfg. Segment Profit*
$741 $962 to $1,070
Fin. Services, Corporate, Elims*
$(495) $(500) to $(515)
Adj. Profit Excluding Tax
$246 $462 to $555
Adj. Net Income attributable to NIC*
$223 $388 to $465
Tax Rate
9.4% 16% to 17%
Adj. Diluted EPS attributable to NIC*
$3.05** $5.00 to $6.00
# of shares
73.2M ~77.6M
Mfg. Segment Cash ($ Billions)*
$1.1 $1.2         to        $1.4

NYSE: NAV
32 32
Market Share – U.S. & Canada School Bus and Class 6-8
Navistar Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year
Bus (School) 56% 60% 61% 66% 61% 60% 63% 52% 59% 59% 51% 51%
Medium (Class 6-7) 30% 39% 33% 39% 35% 33% 44% 36% 37% 38% 36% 36%
   Heavy (LH & RH) 24% 23% 29% 24% 25% 23% 22% 30% 20% 24% 17% 17%
Severe Service 32% 36% 33% 33% 34% 34% 35% 35% 29% 33% 29% 29%
Combined Class 8 26% 27% 30% 27% 28% 26% 26% 31% 22% 26% 19% 19%
Combined Market Share 30% 35% 36% 36% 34% 31% 35% 34% 30% 33% 26% 26%
2011
Market Share - U.S. & Canada School Bus and Class 6-8
2010 2009

NYSE: NAV
33 33
Truck Chargeouts
Note: Information shown below is based on Navistar’s fiscal year
Fiscal year 2009 Q1 Q2 Q3 Q4 Full Year 2009
BUS 2,700 3,100 3,500 4,500 13,800
MEDIUM 3,200 3,400 2,700 3,700 13,000
HEAVY 6,100 3,200 4,500 5,300 19,100
SEVERE 2,800 2,700 2,800 2,600 10,900
TOTAL 14,800 12,400 13,500 16,100 56,800
MILITARY (U.S. & Foreign) 2,500 2,100 1,200 2,000 7,800
EXPANSIONARY 2,400 1,900 2,300 4,600 11,200
WORLD WIDE TRUCK 19,700 16,400 17,000 22,700 75,800
Fiscal year 2010 Q1 Q2 Q3 Q4 Full Year 2010
BUS 3,100 3,100 2,300 3,900 12,400
MEDIUM 3,900 5,300 3,900 5,400 18,500
HEAVY 5,200 4,600 6,400 5,400 21,600
SEVERE 3,100 3,000 1,800 2,800 10,700
TOTAL 15,300 16,000 14,400 17,500 63,200
MILITARY (U.S. & Foreign) 900 900 1,600 1,200 4,600
EXPANSIONARY 3,900 4,500 4,600 6,100 19,100
WORLD WIDE TRUCK 20,100 21,400 20,600 24,800 86,900
Fiscal year 2011 Q1 Q2 Q3 Q4 Full Year 2011
BUS 2,000 2,000
MEDIUM 4,600 4,600
HEAVY 4,700 4,700
SEVERE 2,300 2,300
TOTAL 13,600 0 0 0 13,600
MILITARY (U.S. & Foreign) 600 600
EXPANSIONARY 5,300 5,300
WORLD WIDE TRUCK 19,500 0 0 0 19,500

NYSE: NAV
34 34
World Wide Engine Shipments
Navistar Q1 Q2 Q3 Q4 Full Year
OEM sales - South America 19,400    22,500    26,100    31,200    99,200
Ford sales - U.S. and Canada 12,600    26,400    22,900    39,600    101,500
Other OEM sales 4,500      2,400      1,800      2,600      11,300
Intercompany sales 14,400    12,600    12,800    17,500    57,300
Total Shipments 50,900    63,900    63,600    90,900    269,300
Navistar Q1 Q2 Q3 Q4 Full Year
OEM sales - South America 30,700    34,600    33,600    33,900    132,800
Ford sales - U.S. and Canada 24,700    200        -         -         24,900
Other OEM sales 2,000      3,600      3,700      4,900      14,200
Intercompany sales 16,400    17,700    15,600    18,800    68,500
Total Shipments 73,800    56,100    52,900    57,600    240,400
Navistar Q1 Q2 Q3 Q4 Full Year
OEM sales - South America 27,700    27,700
Ford sales - U.S. and Canada -         -
Other OEM sales 4,400      4,400
Intercompany sales 16,900    16,900
Total Shipments 49,000    -         -         -         49,000
2011
2010
2009

NYSE: NAV
35 35
Order Receipts – U.S. & Canada
Percentage
2011 2010 Change Change
1,500 1,600 (100) (6)
7,600 7,100 500 7
Class 8 heavy trucks 7,700 6,200 1,500 24
Class 8 severe service trucks 2,800 3,400 (600) (18)
19,600 18,300 1,300 7
10,500 9,600 900 9
Three Months Ended
January 31,
Total "Traditional" Markets
Combined Class 8 (Heavy and Severe Service)
"Traditional" Markets
School buses
Class 6 and 7 medium trucks

13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
1/31/01
3/31/01
5/31/01
7/31/01
9/30/01
11/30/01
1/31/02
3/31/02
5/31/02
7/31/02
9/30/02
11/30/02
1/31/03
3/31/03
5/31/03
7/31/03
9/30/03
11/30/03
1/31/04
3/31/04
5/31/04
7/31/04
9/30/04
11/30/04
1/31/05
3/31/05
5/31/05
7/31/05
9/30/05
11/30/05
1/31/06
3/31/06
5/31/06
7/31/06
9/30/06
11/30/06
1/31/07
3/31/07
5/31/07
7/31/07
9/30/07
11/30/07
1/31/08
3/31/08
5/31/08
7/30/08
9/30/08
11/30/08
1/31/09
3/31/09
5/31/09
7/31/09
9/30/09
11/30/09
1/31/10
3/31/10
5/31/10
7/31/10
9/30/10
11/30/10
1/31/11

NAVISTAR

NYSE: NAV
36 36
International Dealer Stock Inventory (Units)
*
U.S. and Canada Dealer Stock Inventory
*Includes U.S. and Canada Class 4-8 and school bus inventory, but does not include U.S. IC Bus or Workhorse Custom Chassis inventory.
Excludes the US portion of IC Bus

NYSE: NAV
37 37
Frequently Asked Questions
Q1: How does vertical integration of a big bore engine impact warranty?
A: With the transition to 100% MaxxForce engines we will assume an increased responsibility for engine warranty, which was previously absorbed by our suppliers and reflected in our material costs. The impact of this change will increase warranty expense and decrease material costs.
Q2: What is the breakdown of your South American engine business in 2010 (broken down by automotive, agricultural/other, and truck)? What do you expect your breakout to be in 2012?
A:
Q3: What is in your Dealcor debt?
A: Dealcor debt is comprised of wholesale (floor plan) financing and also retail financing on lease and rental fleets for company owned dealers.
Q4: How many Dealcor dealers did you have as of January 31, 2011?
A: Of our 276 primary NAFTA dealers, we have ownership interest in 11 DealCor dealers as of
January 31, 2011. We expect to further reduce our number of Dealcor dealers in 2011.
Application 2010 FY 2012 FY
Pick-ups/SUV’s 35% 30%
Trucks 23% 27%
Tractors 20% 8%
Buses 11% 22%
Industrial/Marine 6% 5%
GenSets 5% 8%

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Frequently Asked Questions
Q5: How do you fund your wholesale business?
A: We primarily finance our wholesale portfolio through traditional private or public securitizations, and through our bank facility.
Q6: How are your dealers doing?
A: We think our dealers, which have always been one of our strengths, are well positioned.  We traditionally have not had any significant dealer losses and expect that trend to continue in the future.
Q7: What kind of rates do you charge your dealers and customers?
A: Generally, our rates vary (those with higher credit risk have always had to pay higher interest rates)
and are usually in line with the market.
Q8: How is your NFC portfolio performing?
A: Repossessions, past due accounts and losses peaked in 2008 and have continued to show improvement since then. NFC’s retail portfolio in the U.S. is in run-off mode now that Navistar Capital, the new GE Capital retail program, is financing retail customers. Performance of this portfolio improved considerably in 2010 and in the first quarter of 2011.
Q9: What is your total amount of capacity at NFC?
A: Total availability in our U.S. funding facilities is more than $730 million as of January 31, 2011.

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Frequently Asked Questions
Q10: What is the status of the retail financing alliance with GE Capital in the United States?
A: Navistar Capital – the alliance we formed with GE Capital to support the sale of Navistar products – is off to a great start and progressing consistent with expectations.
Q11:   What is included in Financial Services Segment Profit, Corporate and Eliminations?
A: Financial Services Segment Profit, Corporate and Eliminations, as presented, consist of the Finance
Services segment and Corporate and Eliminations as shown in the Segment Reporting footnote of our annual and quarterly reports (10K & 10Q).  The primary drivers of Corporate and Eliminations are
Corporate SG&A, pension and OPEB expense excluding amounts allocated to the segments, annual incentive, manufacturing interest expense, and the elimination of intercompany sales and profit between segments.
Q12: How does the latest Ground Combat Vehicle (GCV) program announcement affect Navistar?
A: Navistar was not originally part of the GCV program and is not currently one of the three bidders participating in the program.
Q13: What is the current Joint Light Tactical Vehicle (JLTV) program status?
A: As part of the Technology Development (TD) phase, Navistar and BAE delivered right-hand drive prototypes to Australia on June 21 following delivery of prototypes to the U.S. in May.

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Frequently Asked Questions
Q14: What is the status of any MaxxPro
®
Dash rolling chassis orders?
A: At this time, we stand ready to support any needs from the military should they choose to retrofit the remainder of the MaxxPro fleet with DXM™ independent suspension. To date, Navistar has been contracted to produce 8,014 MaxxPro units, which includes 1,305 MaxxPro Dash units with DXM™
independent suspension and 1,222 DXM™ retrofit kits.
Q15: What are your margins for military vehicles?
A: We do not break margins out specific to our military vehicles. These numbers are reported as part of our Truck Group financials.
Q16    How will the changing DOD budget affect Navistar in FY 2011?
A: Navistar continues to pursue a number of U.S. and foreign military opportunities and is confident in its annual $2 billion revenue goal.  In addition, the company now has more than 30,000 vehicles in operation throughout the world.  These vehicles will require parts and sustainment support throughout their lifecycles.
Q17: What are the 2010 emissions requirements?
A: The rules allow manufacturers to go to a maximum of 0.50 NOx, through the use of credits, if they reduced earlier with advanced technology; manufacturers need to be at 0.20 NOx if they chose not to introduce advanced technologies to reduce their emissions earlier.

NYSE: NAV
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Frequently Asked Questions
Q18: What will Navistar do to meet the 0.20 NOx emissions when its credits are depleted?
A: Navistar remains committed to its strategy of providing solutions that let customers focus on their business, not emissions regulations. Solutions under development are multi-pronged and include our prime path of in-cylinder solutions along with application-specific solutions such as the Amminex metal ammine-based NOx reductant delivery system which Navistar announced in December 2009. We submitted an application for the 0.20 NOx 13L EGR engine to the EPA.
Q19: What is the current net operating loss total, and why is there still a valuation allowance against deferred tax assets?
A: The Company has U.S. federal net operating losses (NOLs) available with an undiscounted cash value totaling $161 million as of October 31, 2010. In addition, we have state NOLs valued at $85 million and foreign NOLs valued at $85 million, for a total undiscounted cash value of $331 million. (The $25 million reduction in our financial statement NOL deferred tax component relates to stock option accounting.)
A substantial portion of these NOL assets are subject to a valuation allowance. In addition to the deferred tax assets attributable to the NOLs, we have other deferred tax assets arising from temporary book-tax differences subject to a valuation allowance, for a total balance of deferred tax assets subject to a valuation allowance of $1.8 billion. Under U.S. GAAP rules, when the Company is able to

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Frequently Asked Questions
demonstrate sufficient earnings (both historically and in the future) to absorb these future deductions, the Company will release its valuation allowances. If U.S. operations continue to improve, we believe it is reasonably possible that the Company may release all or a portion of its U.S. valuation allowance in the next twelve months.
The release of our U.S. valuation allowance would not directly impact our U.S. cash tax payments, which are expected to remain low until such time as we have exhausted our NOLs and tax credits.
Q20: How has recent tax legislation affected Navistar?
A: The Worker, Homeownership, and Business Assistance Act of 2009 provided an opportunity to carry back alternative minimum tax net operating losses from the Company’s 2010 fiscal year and to receive a refund of alternative minimum tax (AMT) payments made in the prior five fiscal years. The
Company expects to receive a refund of $29 million of AMT credits as a result of this legislation.
The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the Tax
Relief Act) extends current tax rules in several areas, which if not extended, could have adversely impacted the Company’s tax results. In addition, the Act provides the opportunity for businesses to fully depreciate qualifying property purchased through the end of 2011 (50% first year depreciation for purchases in 2012), which could benefit both Navistar and its customers.

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Frequently Asked Questions
Q21: How will $1.8 billion of deferred tax assets be used to offset future taxable income?
A: Simply put, deferred tax assets represent the value of future tax deductions attributable to items that have already been expensed or deducted for book purposes. The most commonly understood component of deferred tax assets is the value of our net operating losses, which will serve to immediately reduce taxable income in the future. In addition, we have several other major components of deferred taxes which will reduce taxable income in the future. For example, the
Company has accrued significant OPEB, pension and other employee benefit expenses during prior years based on expected payments to be made in the future. As these payments are made, the
Company will realize tax deductions to offset future taxable income.
Q22: What is your expected 2011 pension and OPEB GAAP expense?
A: Assuming no further containment actions and no curtailment events, we anticipate 2011 pension and
OPEB GAAP expense will not exceed 2010 levels.
Q23: What are your expected 2011 and beyond pension funding requirements?
A: Current forecasts indicate that we may need to contribute approximately $180 million in 2011. We believe the recently enacted pension funding relief legislation Preservation of Access to Care for
Medicare Beneficiaries and Pension Relief Act of 2010 will materially reduce the amount of required cash contributions into our major US defined benefit plans over the next five years. Although certain specific regulations related to funding relief have not yet been defined, we anticipate that minimum required cash contributions will be reduced between $300 and $400 million for the years 2012 through
2014 compared with our estimate of minimum required cash contributions before funding relief.

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Frequently Asked Questions
Q24: What causes the variance between manufacturing cash interest payments and GAAP interest expense?
A:  The main variance between cash and GAAP interest results from our manufacturing segment’s
$1 billion of senior unsecured high yield notes and $570 million of senior subordinated convertible notes. As a result of this issuance, future manufacturing interest expense will be higher than cash interest payments due to the amortization of debt issuance costs which are amortized over the life of each note ($36 million), amortization of the original issue discount of the high yield notes ($37 million) and amortization of the embedded call option in the convertible notes ($114 million). The timing of interest payments also impacts this variance. Interest payments on the high yield notes are semi-annual due in May and
November. Interest payments on the convertible notes are also semi-annual due in April and
October. As a result of this and other non-cash interest expense, the first quarter of FY 2011 showed a variance of approximately $9 million between cash and GAAP interest.
Q25: What are the $225 million of Recovery Zone Facility Revenue Bonds (RZFB) Series 2010
due October 15, 2040 being used for?
A: We are using the proceeds to invest in our product development strategy and our HQ consolidation. Great products are a key pillar of our three pronged strategy. Streamlining and improving our product development processes will continue to provide competitive advantages for us in the marketplace. The funding from RZFB will allow us to consolidate many facilities into a new facility and make necessary renovations to that facility. Additionally we will invest in an existing facility, which includes investments in equipment and technology that will help us create and improve our product development process and thus shareholder value.

NYSE: NAV
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Frequently Asked Questions
Q26: Why did you use Recovery Zone Facility Bonds (RZFB) financing?
A: The RZFBs are a cost effective, long-term form of capital that is complementary to our capital structure. The bonds have a 30 year maturity and a fixed rate coupon of 6.50% per annum. They are callable at par any time after 10 years (October 15, 2020).
Issuing bonds in the tax-exempt market gave us exposure to a new source of investors that we wouldn’t otherwise have access to if not for the RZFB program.
Q27: What should we assume for capital expenditures in fiscal 2011?
A: We plan to continue capital spending within the traditionally guided range of $250 - $350 million for products and development. There is capital spending related to Engineering Integration not included in the range that is fully funded through RZFB.
Q28: How do you think about accounting vs. economic dilution on your convertible debt?
A: Please see the presentation on the IR website
(http://ir.navistar.com/dilution.cfm)
entitled Dilution
overview resulting from the Convertible Notes issued on October 2009.
Q29: How does your Class 8 industry compare to        A:
ACT Research?
Reconciliation to ACT
ACT* 204,500 204,500
CY to FY adjustment (20,000) (16,000)
Other misc. specialty vehicles  Included in ACT (8,500) (5,000)
Total (ACT comparable Class 8 to Navistar) 176,000 183,500
Navistar Industry Retail Deliveries Combined Class 8 160,000 172,000
Navistar difference from ACT: 16,000 11,500
9.1% 6.3%
*Source: ACT N.A. Commercial Vehicle Outlook - February, 2011
U.S. and Canadian Class 8 Truck Sales
2011

NYSE: NAV
46 46
($ in millions)
Note: Manufacturing cash flow is a non-GAAP presentation. See SEC Reg G – non-GAAP reconciliation.
Manufacturing Cash Flow
Beginning Mfg. Cash
1
Balance Fiscal 2009 Fiscal 2010 Q1 2011
October 31, 2008 $777
October 31, 2009 $1,152
October 31, 2010 $1,100
Approximate Cash Flows:
From Operations $534 $409 ($214)
Dividends from NFC $0 $0 $0
From Investing / (Cap Ex) ($284) ($350) ($113)
From Financing / (Debt Pay Down) $36 ($110) ($13)
Exchange Rate Effect $9 ($1) $2
Net Cash Flow $295 ($52) ($338)
Blue Diamond Consolidation $80 $0 $0
Ending Mfg. Cash
1
Balance:
October 31, 2009
2
$1,152
October 31, 2010 $1,100
January 31, 2011 $762
1
Cash = Cash, Cash Equivalents & Marketable Securities
2
Includes cash from the consolidation of minority interests

NYSE: NAV
47 47
Outstanding Debt Balances
January 31,
2011
October 31,
2010
(in millions)
Manufacturing operations
8.25% Senior Notes, due 2021, net of unamortized discount of $35 and $37 million at the
respective dates 966 $             965 $
3.0% Senior Subordinated Convertible Notes, due 2014, net of unamortized discount of $99 and $114 at the respective dates 481 476
Debt of majority owned dealership 84 66
Financing arrangements and capital lease obligations  178 221
Loan Agreement related to 6.5% Tax Exempt Bonds, due 2040 225 225
Other 31 33
Total manufacturing operations debt 1,965 $           1,986 $
Less: Current portion (134) (145)
Net long-term manufacturing operations debt 1,831 $           1,841 $
Financial services operations
Asset-backed debt issued by consolidated SPEs, at variable rates, due serially through 2018 1,615 $           1,731 $
Bank revolvers, at fixed and variable rates, due dates from 2010 through 2016 908 974
Revolving retail warehouse facility, at variable rates, due 2010 - -
Commercial Paper, at variable rates, due serially through 2011 29 67
Borrowing secured by operating and finance leases, at various rate, due serially through 2017 97 112
Total financial services operations debt 2,649 $           2,884 $
Less: Current portion (614) (487)
Net long-term financial services operations debt 2,035 $           2,397 $

NYSE: NAV
48 48
SEC Regulation G Non-GAAP
Reconciliation
The financial measures presented below are unaudited and not in accordance with, or an alternative for, financial measures presented in accordance with U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.
Manufacturing Segment Results: We believe manufacturing segment results, which includes the segment results of our Truck, Engine, and Parts reporting segments, provides meaningful information of our core manufacturing business and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliation, and  to provide an additional measure of performance.
Adjusted Net Income and Diluted Earnings Per Share Attributable To Navistar International Corporation and Adjusted
Manufacturing Segment Profit: We believe that adjusted net income and diluted earnings per share attributable to Navistar
International Corporation and adjusted manufacturing segment profit excluding engineering integration costs, certain restructuring costs, and certain impairment charges, which are not considered to be part of our ongoing business, improves the comparability of year to year results and is representative of our underlying performance. Management uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliations, and  to provide an additional measure of performance.

NYSE: NAV
49 49
SEC Regulation G Non-GAAP
Reconciliation
Adjusted Manufacturing Earnings Before Interest, Income Taxes, Depreciation, and Amortization (“EBITDA”): Adjusted
manufacturing segment EBITDA is defined as our consolidated net income (loss) from continuing operations minus the net income (loss)
from our financial services operations plus interest expense, income taxes and depreciation and amortization. EBITDA is a measure commonly used and is presented to aid in developing an understanding of the ability of our operations to generate cash for debt service and taxes, as well as cash for investments in working capital, capital expenditures and other liquidity needs. This information is presented as a supplement to the other data provided because it provides information which we believe is useful to investors for additional analysis. EBITDA should not be considered in isolation or as a substitute for net income, cash flows from operating activities or other consolidated operations or cash flow statement data prepared in accordance with GAAP or as a measure of our profitability or liquidity as determined in accordance with GAAP.
Manufacturing Cash Flow and Manufacturing Cash, Cash Equivalents, and Marketable Securities: Manufacturing cash flow is used and is presented to aid in developing an understanding of the ability of our operations to generate cash for debt service and taxes, as well as cash for investments in working capital, capital expenditures and other liquidity needs. This information is presented as a supplement to the other data provided because it provides information which we believe is useful to investors for additional analysis.
Our manufacturing cash flow is prepared with manufacturing marketable securities being treated as a cash equivalent. Manufacturing cash, cash equivalents, and marketable securities represents the Company’s consolidated cash, cash equivalents, and marketable securities excluding cash, cash equivalents, and marketable securities of our financial services operations. We include marketable securities with our cash and cash equivalents when assessing our liquidity position as our investments are highly liquid in nature. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliation, and  to provide an additional measure of performance.

NYSE: NAV
50 50
SEC Regulation G –
EPS vs. Traditional Industry
(A) Revised Target sales and revenues, net  –  Projections based on $17-18B of GAAP revenue and $2-3B of Non-GAAP revenue related to Navistar's share of non-consolidated affiliates.
Original
Target
Revised
Target
U.S. & Canada Industry
414,500 350,000
Sales and Revenues, Net
(A)
$15 + $20 +
Diluted earnings per share attributable to Navistar International Corporation
$  11.46 $  12.31
Approximate diluted weighted shares outstanding
~ 72.5 ~ 72.5
(Dollars in Millions)
Net income (loss) attributable to Navistar International Corporation
$     825 $     892
Less: Financial services segment profit, Corporate and eliminations, and income taxes
(775) (888)
Manufacturing segment profit
$  1,600 $  1,780

NYSE: NAV
51 51
SEC Regulation G
Three Months Ended January 31, 2011
($ millions)
Net income (loss) attributable to NIC ($6)
Add back income taxes $0
Income before income taxes ($6)
Less equity income from financial service operations ($32)
Income before income taxes and equity income from financial service operations ($38)
Add back manufacturing interest expense $36
Manufacturing EBIT ($2)
Add back manufacturing depreciation and amortization
1
$74
Adjusted manufacturing EBITDA $72
1
Includes depreciation of equipment leased to others and excludes debt issuance cost/discount amortization

NYSE: NAV
52 52
SEC Regulation G –
2011 Guidance
Lower Upper
(Dollars in Millions, except per share data)
Net income attributable to Navistar International Corporation $          311 $           388
Plus: Engineering integration costs
(A)
77 77
Adjusted net income attributable to Navistar International Corporation
$          388 $           465
Less: Income taxes (74) (90)
Adjusted Profit Excluding Tax
$          462 $           555
Diluted earnings per share attributable to Navistar International Corporation $         4.00 $          5.00
Effect of adjustments on diluted earnings per share attributable to Navistar International Corporation 1.00 1.00
Adjusted diluted earnings per share attributable to Navistar International Corporation
$         5.00 $          6.00
Approximate diluted weighted shares outstanding
(B)
77.6 77.6
Lower Upper
(Dollars in Millions)
Net income (loss) attributable to Navistar International Corporation $          311 $           388
Less: Financial services segment profit, Corporate and eliminations, and income taxes (584) (615)
Manufacturing segment profit
895 1,003
Plus: Engineering integration costs
(A)
67 67
Adjusted manufacturing segment profit
$          962 $        1,070
Fiscal 2011 guidance: adjusted net income and diluted earnings per share attributable to Navistar International Corporation reconciliation:
Fiscal 2011 guidance: manufacturing segment profit and adjusted manufacturing segment profit reconciliation:
(A) Engineering integration costs relate to the consolidation of our truck and engine engineering operations. We continue to develop plans for efficient transitions related to these activities and evaluate other options to continue the optimization of our operations and management structure. We expect to incur approximately $77 million of engineering integration costs in fiscal 2011 with approximately $67 million of the costs to be recognized by our manufacturing segment and approximately $10 million of corporate charges.
                  (B)  Approximate diluted weighted shares outstanding based on assumed average share price of $65 per share during the period.

NYSE: NAV
53 53
SEC Regulation G –
Q1 2011 vs. Q1 2010 Comparison
(A) Engineering integration costs relate to the consolidation of our truck and engine engineering operations. The $18 million of
charges relates to restructuring activities at our Fort Wayne facility. The charges were included in Restructuring charges in our Truck segment. The restructuring charges recorded are
based on restructuring plans that have been committed to by
management and are, in part, based upon management’s best
estimates of future events. Changes to the estimates may
require future adjustments to the restructuring liabilities. We continue to develop plans for efficient transitions related to these activities and evaluate other options to continue the
optimization of our operations and management structure.
(B) Ford restructuring and related charges (benefits) are charges and benefits recognized in 2010 related to restructuring activity at our Indianapolis Casting Corporation and Indianapolis
Engine Plant.  In the first quarter of 2010, the Company
recognized $17 million of restructuring benefits related to
restructuring activity at these locations. The restructuring benefit primarily related to the settlement of a portion of our other contractual costs for $16 million within the restructuring liability. The charges were included in Restructuring charges in our Engine segment.
(C) For the three months ended January 31, 2011, on a GAAP
basis, no dilutive securities were included in the computation of diluted loss per share because they were anti-dilutive since there was a net loss attributable to Navistar International
Corporation. The diluted weighted shares outstanding for the computation of adjusted diluted income per share have been
adjusted for the impact of dilutive securities.
2011 2010
(Dollars in Millions, except per share data)
Net income (loss) attributable to Navistar International Corporation
$         (6) $        19
Plus:
Engineering integration costs
(A)
18 -
Ford restructuring and related charges (benefits)
(B)
- (17)
Adjusted net income attributable to Navistar International Corporation
$        12 $          2
Diluted earnings (loss) per share attributable to Navistar International Corporation $    (0.08)
$     0.26
Effect of adjustments on diluted earnings per share attributable to Navistar International Corporation
0.24
(0.23)
Adjusted diluted earnings per share attributable to Navistar International Corporation
$     0.16
$     0.03
Diluted weighted shares outstanding
(C)
75.9
72.1
2011 2010
(Dollars in Millions)
Net income (loss) attributable to Navistar International Corporation $         (6)
$        19
Less:
Financial services segment profit $        32
$        12
Corporate and eliminations
(118)
(153)
Income taxes -
(8)
Manufacturing segment profit
80
168
Plus:
Engineering integration costs
(A)
18
-
Ford restructuring and related charges (benefits)
(B)
-
(17)
Adjusted manufacturing segment profit
$        98
$      151
Adjusted net income and diluted earnings per share attributable to Navistar International Corporation reconciliation:
Three Months Ended
January 31,
Manufacturing segment profit and adjusted manufacturing segment profit reconciliation:
Three Months Ended
January 31,

NYSE: NAV
54 54
SEC Regulation G –
Fiscal Year Comparison
2009 2008
(Dollars in Millions, except per share data)
Net income (loss) attributable to Navistar International Corporation $          320 $           134
Plus:
Ford settlement, restructuring and related charges (benefits)
(A)
(157) 36
Impairment of property, plant, and equipment
(B)
31 358
Write-off of debt issuance costs
(C)
11 -
Adjusted net income attributable to Navistar International Corporation $          205 $           528
Adjusted diluted earnings per share attributable to Navistar International Corporation
$         2.86 $          7.21
Diluted weighted shares outstanding 71.8 73.2
2010
2009 2008
(Dollars in Millions, except per share data)
Net income attributable to Navistar International Corporation
$       223 $       320 $        134
Less: Income taxes (23) (37) (57)
Profit Excluding Tax
$       246 $       357 $        191
Less:
Financial services segment profit (loss) 95 40 (24)
Corporate and eliminations (590) (519) (478)
Manufacturing segment profit
741 836 693
Plus:
Ford settlement, restructuring and related charges (benefits)
(A)
- (160) 37
Impairment of property, plant, and equipment
(B)
- 31 358
Adjusted manufacturing segment profit
$       741 $       707 $     1,088
Adjusted net income and diluted earnings per share attributable to Navistar International Corporation reconciliation:
Manufacturing segment profit and adjusted manufacturing segment profit reconciliation:
(A)  Ford settlement, restructuring and related charges (benefits) include the impact of our settlement with Ford in 2009 as well as charges and benefits recognized related to restructuring activity at our
Indianapolis Casting Corporation and Indianapolis Engine Plant. The charges and benefits were recognized in our Engine segment with the exception of $3 million of income tax expense and $1 million of income tax benefit related to the settlement in 2009 and 2008 respectively.
(B)  Impairment of property, plant, and equipment in 2008 are related to impairments to the asset groups in the Engine segment’s VEE Business Unit. The 2009 impairments relate to charges recognized by the Truck segment for impairments related to asset groups at our Chatham and Conway facilities
(C)  The write-off of debt issuance costs in 2009 relate to charges related to the Company’s refinancing.

NYSE: NAV
55 55
SEC Regulation G –
Manufacturing Cash Fiscal Year Comparison
January 31, 2011
October 31,
2010
October 31,
2009 October 31, 2008
(Dollars in Millions)
Manufacturing segment cash and cash equivalents
372 534 1,152 775
Financial services segment cash and cash equivalents
27 51 60 86
Consolidated cash and cash equivalents
399 585 1,212 861
Manufacturing marketable securities
(A)
390 566 - 2
Financial services segment marketable securities
20 20 -
Consolidated marketable securities
410 586 - 2
Manufacturing segment cash and cash equivalents
372 534 1,152 775
Manufacturing marketable securities
390 566 2
Manufacturing segment cash, cash equivalents, and marketable securities
762 1,100 1,152 777
Manufacturing cash, cash equivalents, and marketable securities reconciliation:
$
$
$
$
-
-
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
(A)  Manufacturing marketable securities as of October 31, 2008 of $2 million were included in Other current assets for financial reporting.

NYSE: NAV
56 56
SEC Regulation G –
Adjusted Manufacturing Earnings
January 31, 2011
(Dollars in Millions)
Net income (loss) attributable to Navistar International Corporation
(6)
Plus: income taxes
-
Income before income taxes
(6)
Less: equity income from financial services operations
32
Income before income taxes and equity income from financial services operations
(38)
Plus: manufacturing segment interest expense
36
Manufacturing earnings before interest and income taxes (“EBIT”)
(2)
74
Adjusted manufacturing segment EBITDA
72
Adjusted manufacturing earnings before interest, income taxes, depreciation, and amortization (“EBITDA”):
(A)  Includes depreciation of equipment leased to others and excludes debt issuance cost and discount amortization.
$
$
Plus: manufacturing segment depreciation and interest expense
(A)

NYSE: NAV
57 57
SEC Regulation G –
Manufacturing Cash
* Marketable Securities not included in FY2010 10K.
Manufacturing
Operations
Financial
Services
Operations Adjustments
Condensed
Consolidated
Cash Flows
(Dollars in Millions)
Cash flows from operations
534 704 - 1,238
Cash flows from investing / capital expenditures:
(284) 50 22 (212)
Cash flows from financing / debt pay down
36 (780) (20) (764)
Effect of exchange rate changes
9 - - 9
Net cash flows
295 (26) 2 271
Blue Diamond Consolidation
80 - - 80
Beginning cash, cash equivalents and marketable securities balance
777 86 (2) 861
Ending cash, cash equivalents and marketable securities balance
1,152 60 - 1,212
Manufacturing
Operations
Financial
Services
Operations Adjustments
Condensed
Consolidated
Cash Flows
(Dollars in Millions)
Cash flows from operations
Cash flows from investing / capital expenditures:
(350) 492 (576) (434)
Cash flows from financing / debt pay down
(110) (1,180) (10) (1,300)
Effect of exchange rate changes
(1) 1 - -
Net cash flows
(52) 11 (586) (627)
Beginning cash, cash equivalents and marketable securities balance
1,152 60 - 1,212
Ending cash, cash equivalents balance*
1,100 71 (586) 585
Manufacturing cash flow reconciliation for the year ended October 31, 2009:
Manufacturing cash flow reconciliation for the year ended October 31, 2010:
409 698 - 1,107
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$

NYSE: NAV
58 58
SEC Regulation G –
Manufacturing Cash
Manufacturing
Operations
Financial
Services
Operations Adjustments
Condensed
Consolidated
Cash Flows
(Dollars in Millions)
Cash flows from operations
(214) 219 - 5
Cash flows from investing / capital expenditures:
(113) - 176 63
Cash flows from financing / debt pay down
(13) (244) - (257)
Effect of exchange rate changes
2 1 - 3
Net cash flows
(338) (24) 176 (186)
Beginning cash, cash equivalents and marketable securities balance
1,100 71 (586) 585
Ending cash, cash equivalents and marketable securities balance
762 47 (410) 399
Manufacturing cash flow reconciliation for the three months ended January 31, 2010:
$
$
$
$ $
$ $
$